SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 23, 2002

ISCO INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois	60056

(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index
Loan Agreement dated 10/23/02
Security Agreement dated 10/23/02
Secured Grid Note dated 10/23/02
Secured Grid Note dated 10/23/02
Guaranty of Spectral Solutions, Inc.
Guaranty of Illinois Superconductor Canada Corp.
Registration Rights Agreement dated 10/23/02
Common Stock Purchase Warrant Agreement
Common Stock Purchase Warrant Agreement
Press Relase dated 10/23/02

Item 5. Other Events.

     On October 23, 2002, ISCO International, Inc. announced the events described below in the attached press release that is incorporated herein by reference.

ANF Order

     The Company has received an order for Adaptive Notch Filters (ANF™) from a major network operator. The $1.2 million order is scheduled for shipment during the fourth quarter of 2002.

Loan Financing

     On October 23, 2002, the Company secured a $4 million line of credit from its two largest shareholders. The first $1 million of this line has been drawn upon, and the balance may be drawn upon at the discretion of the lenders. Loans under this facility are secured by the assets of the Company and its subsidiaries, will accrue interest at 9.5%, and will mature on March 31, 2004. The lenders will receive five warrants for each dollar of loans, each warrant representing the right to acquire the Company’s common stock at a strike price of $0.20 per share. These warrants expire on April 15, 2004. The terms of the line of credit were negotiated on behalf of the Company and recommended to the Board by a special committee of outside directors.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

Exhibit No.	Description

10.1	Loan Agreement dated October 23, 2002 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P.

10.2	Security Agreement dated October 23, 2002 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P.

10.3	Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $1,752,400

10.4	Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $2,247,600

10.5	Guaranty of Spectral Solutions, Inc.

10.6	Guaranty of Illinois Superconductor Canada Corporation

10.7	Registration Rights Agreement dated October 23, 2002 between ISCO International, Inc. Manchester Securities Corporation, and Alexander Finance L.P.

10.8	Common Stock Purchase Warrant Agreement dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P.

10.9	Common Stock Purchase Warrant Agreement dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation

99.1	Press Release dated October 23, 2002

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 23, 2002		ISCO International, Inc.

	By:	/s/ Frank Cesario

Frank Cesario Acting Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement dated October 23, 2002 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P.

10.2	Security Agreement dated October 23, 2002 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P.

10.3	Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $1,752,400

10.4	Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $2,247,600

10.5	Guaranty of Spectral Solutions, Inc.

10.6	Guaranty of Illinois Superconductor Canada Corporation

10.7	Registration Rights Agreement dated October 23, 2002 between ISCO International, Inc. Manchester Securities Corporation, and Alexander Finance L.P.

10.8	Common Stock Purchase Warrant Agreement dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P.

10.9	Common Stock Purchase Warrant Agreement dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation

99.1	Press Release dated October 23, 2002